INVESCO VAN KAMPEN BOND FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         JANUARY 1, 2010 - JUNE 30, 2010

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
                                                           AMOUNT OF    % OF
                        PURCHASE/ OFFERING      TOTAL       SHARES    OFFERING
        SECURITY          TRADE   PRICE OF    AMOUNT OF    PURCHASED PURCHASED                                 PURCHASED
       PURCHASED           DATE    SHARES     OFFERING      BY FUND   BY FUND           BROKERS                  FROM
----------------------- --------- -------- -------------- ---------- --------- -------------------------- ------------------
 Motiva Enterprises LLC 01/06/10  $99.804  $1,000,000,000 $  300,000    0.030% Credit Suisse, J.P.        CSFB
   5.75% due 1/15/20                                                           Morgan

 CMS Energy Corp. 6.25% 01/11/10  $99.436  $  300,000,000 $  245,000    0.082% J.P. Morgan, BNP           J.P. Morgan
      due 2/1/2020                                                             Paribas, RBS, Scotia
                                                                               Capital, Wells Fargo
                                                                               Securities, Comerica
                                                                               Securities, Goldman,
                                                                               Sachs & Co., KeyBanc
                                                                               Capital Markets,
                                                                               Mitsubishi UFJ
                                                                               Securities, Fifth
                                                                               Third Securities,
                                                                               Inc., The Williams
                                                                               Capital Group, L.P.
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
Simon Property Group LP 01/19//10 $99.621  $1,250,000,000 $  360,000    0.029% Citigroup Global           Barclays Capital
   5.65% due 2/1/2020                                                          Markets Inc., Morgan
                                                                               Stanley & Co.
                                                                               Incorporated, RBS
                                                                               Securities, Barclays
                                                                               Capital Inc., CALYON,
                                                                               Fifth Third
                                                                               Securities, Inc.,
                                                                               Scotia Capital, RBC
                                                                               Capital Markets,
                                                                               Morgan Keegan &
                                                                               Company, Inc.,
                                                                               SunTrust Robinson
                                                                               Humphrey

   Adobe Systems Inc.   01/25/10  $99.387  $  900,000,000 $  600,000    0.067% B of A Merrill Lynch,      Barclays Capital
  4.750% due 2/01/2020                                                         Citi, JP Morgan,
                                                                               Morgan Stanley & Co.
                                                                               Incorporated, Wells
                                                                               Fargo Securities, BNP
                                                                               Paribas, RBS
                                                                               Securities Inc.,
                                                                               Credit Suisse, Daiwa
                                                                               Securities America,
                                                                               Inc., Mitsubishi UFJ
                                                                               Securities
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
 Korea Development Bank 02/03/10  $99.724  $  750,000,000 $  565,000    0.075% B of A Merrill Lynch,      Banc of America
 4.375% due 08/10/2015                                                         Morgan Stanley & Co.
                                                                               Incorporated, HSBC,
                                                                               Daewoo, BNP Paribas

  Valero Energy Corp.   02/03/10  $99.369  $  850,000,000 $  575,000    0.068% J.P. Morgan, Barclays      JP Morgan
  6.125% due 2/01/2020                                                         Capital, Citi, Credit
                                                                               Suisse, B of A
                                                                               Merrill Lynch,
                                                                               Mitsubishi UFJ
                                                                               Securities, RBS, UBS
                                                                               Investment Bank, BNP
                                                                               Paribas, Calyon,
                                                                               Daiwa Securities
                                                                               America, Inc., Mizuho
                                                                               Securities USA Inc.,
                                                                               Morgan Stanley, RBC
                                                                               Capital Markets,
                                                                               Scotia Capital,
                                                                               SunTrust Robinson
                                                                               Humphrey, Wells Fargo
                                                                               Securities
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
    Pacific LifeCorp    02/04/10  $99.303  $  450,000,000 $  730,000    0.162% Banc of America            UBS Securities
  6.000% due 2/10/2020                                                         Merrill Lynch, J.P.
                                                                               Morgan Securities
                                                                               Inc., UBS, Citigroup
                                                                               Global Markets Inc.,
                                                                               Morgan Stanley & Co.,
                                                                               Inc., Wells Fargo
                                                                               Brokerage Services
                                                                               LLC, Deutsche Bank
                                                                               Securities Inc., BNP
                                                                               Paribas Securities
                                                                               Corp., Credit Suisse
                                                                               Securities (USA) LLC,
                                                                               BNY Mellon Capital
                                                                               Markets, LLC,
                                                                               Barclays Capital Inc.

 Life Technologies Corp 02/11/10  $99.796  $  750,000,000 $  610,000    0.081% B of A Merrill Lynch,      Banc of America
  6.000% due 3/01/2020                                                         Goldman, Sachs & Co.,
                                                                               J.P. Morgan, DnB NOR
                                                                               Markets, Scotia
                                                                               Capital, BNP Paribas,
                                                                               Morgan Stanley, RBS,
                                                                               Mizuho Securities USA
                                                                               Inc.
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
  Nationwide Building   02/18/10  $99.765  $  800,000,000 $2,165,000    0.271% B of A Merrill Lynch,      Banc of America
   Society 6.250% due                                                          Morgan Stanley,
       02/25/2020                                                              Barclays Capital

  Comcast Corp. 5.150%  02/24/10  $99.899  $1,400,000,000 $  210,000    0.015% Barclays Capital           Greenwich Capital
     due 03/01/2020                                                            Inc., Mitsubishi UFJ
                                                                               Securities (USA)
                                                                               Inc., Goldman, Sachs
                                                                               & Co., RBS Securities
                                                                               Inc., Deutsche Bank
                                                                               Securities, Inc., UBS
                                                                               Securities LLC, Banc
                                                                               of America Securities
                                                                               LLC, BNP Paribas
                                                                               Securities Corp.,
                                                                               Citigroup Global
                                                                               Markets Inc., Daiwa
                                                                               Securities America
                                                                               Inc., J.P. Morgan
                                                                               Securities Inc.,
                                                                               Morgan Stanley & Co.
                                                                               Inc., Wells Fargo
                                                                               Securities, LLC,
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
                                                                               Broadpoint Capital,
                                                                               Inc., SunTrust
                                                                               Robinson Humphrey,
                                                                               Inc., Lloyds TSB Bank
                                                                               plc, Mizuho Securities
                                                                               USA Inc., U.S. Bancorp
                                                                               Investments, Inc., BNY
                                                                               Mellon Capital
                                                                               Markets, LLC, Loop
                                                                               Capital Markets, LLC,
                                                                               The Williams Capital
                                                                               Group, L.P., Blaylock
                                                                               Robert Van, LLC,
                                                                               Cabrera Capital
                                                                               Markets, LLC, Doley
                                                                               Securities, LLC,
                                                                               Guzman & Company, M.R.
                                                                               Beal & Company, Samuel
                                                                               A. Ramirez & Co., Inc.
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
  Nomura Holdings Inc.  02/25/10  $99.791  $1,500,000,000 $  395,000    0.026% Nomura Securities, B       Nomura Securities
  6.700% due 3/04/2020                                                         of A Merrill Lynch,
                                                                               Mitsubishi UFJ
                                                                               Securities, Wells
                                                                               Fargo Securities,
                                                                               Citi, Deutsche Bank
                                                                               Securities, HSBC, UBS
                                                                               Investment Bank, J.P.
                                                                               Morgan

  QVC Inc. 7.125% due   03/17/10  $100.000 $  500,000,000 $   55,000    0.011% Morgan Stanley & Co.,      J.P. Morgan
       4/15/2017                                                               Incorporated, Merrill
                                                                               Lynch, Pierce, Fenner
                                                                               & Smith, Incorporated,
                                                                               Credit Suisse
                                                                               Securities (USA) LLC

  Vornado Realty Trust  03/23/10  $99.834  $  500,000,000 $  560,000    0.112% Banc of America            UBS Securities
 4.250% due 04/01/2015                                                         Securities LLC, J.P.
                                                                               Morgan Securities,
                                                                               Inc., UBS Securities
                                                                               LLC, Citigroup Global
                                                                               Markets Inc.
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
    LBI Escrow Corp.    03/24/10  $100.00  $2,250,000,000 $  205,000    0.009% Bank of America            Banc of America
 8.000% due 11/01/2017                                                         Corp., Barclays
                                                                               Capital, Citigroup
                                                                               Inc., Credit Suisse
                                                                               Group AG, J.P. Morgan
                                                                               Chase &  Co.,
                                                                               Deutsche Bank AG,
                                                                               UBS, Morgan Stanley,
                                                                               Wells Fargo & Co.

 Duke Realty LP 6.750%  03/25/10  $99.983  $  250,000,000 $  240,000    0.096% Morgan Stanley,            Wachovia Securities
     due 3/15/2020                                                             Barclays Capital,
                                                                               Credit Suisse, Wells
                                                                               Fargo Securities,
                                                                               J.P. Morgan,
                                                                               SunTrust Robinson
                                                                               Humphrey, Scotia
                                                                               Capital, Morgan
                                                                               Keegan & Company, Inc.

   New Communications   03/26/10  $100.00  $1,100,000,000 $   70,000    0.006% J.P. Morgan                J.P. Morgan
  Holdings 8.500% due                                                          Securities Inc.,
       4/15/2020                                                               Credit Suisse
                                                                               Securities (USA)
                                                                               Inc., Citi

 Southern Copper Corp.  04/13/10  $99.481  $  400,000,000 $  230,000    0.058% Morgan Stanley,            CSFB
  5.375% due 4/16/2020                                                         Credit Suisse,
                                                                               Goldman, Sachs & Co,
                                                                               BBVA Securities, B of
                                                                               A Merrill Lynch
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
Biomed Realty LP 6.125% 04/22/10  $98.977  $  250,000,000 $  225,000    0.090% Wells Fargo                Wachovia Securities
     due 4/15/2020                                                             Securities, RBC
                                                                               Capital Markets,
                                                                               Raymond James, Morgan
                                                                               Stanley, UBS
                                                                               Investment Bank,
                                                                               Keybanc Capital
                                                                               Markets, Baird,
                                                                               Credit Suisse,
                                                                               Deutsche Bank
                                                                               Securities, RBS,
                                                                               Stifel Nicolaus, BMO
                                                                               Capital Markets

   NBC Universal Inc.   04/27/10  $99.845  $2,000,000,000 $  620,000    0.031% Morgan Stanley & Co.       J.P. Morgan
 5.150% due 04/30/2020                                                         Inc., J.P. Morgan
                                                                               Securities, Inc.,
                                                                               Goldman Sachs & Co.,
                                                                               Banc of America
                                                                               Securities LLC,
                                                                               Citigroup Global
                                                                               Markets Inc.
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